EXHIBIT 10.67.2

CONFIDENTIAL TREATMENT

MANUFACTURING LICENSE AGREEMENT AND SUPPLY AGREEMENT

AMENDMENT TWO

Reference is made to that certain Manufacturing License Agreement dated March 18, 2005, as amended by Amendment One entered into on May 6, 2005 (the “Manufacturing License Agreement”) between Tellabs Petaluma, Inc., a Delaware corporation, having its principal place of business at 1465 North McDowell Boulevard, Petaluma, California 94954 (“Tellabs”) and Occam Networks, Inc., a Delaware corporation, having its principal place of business at 77 Robin Hill Road, Santa Barbara, California 93117 (“Occam”) and that certain Supply Agreement dated March 18, 2005 (the “Supply Agreement”) between Tellabs North America, Inc., a Delaware corporation, having its principal place of business at 1465 North McDowell Boulevard, Petaluma, California 94954 (“Tellabs NA”) and Occam.

WHEREAS, Tellabs and Occam desire to amend the Manufacturing License Agreement and Tellabs NA and Occam desire to amend the Supply Agreement, in each case to modify existing terms and incorporate new terms, as required by the respective parties, as set forth herein.

NOW, THEREFORE, the parties hereby agree as follows as of the date hereof:

1. The terms and conditions of this Amendment Two shall take effect upon being signed by each of the parties.

2. Sections 1 and 2 of Exhibit D (Customers and Territory) of the Manufacturing License Agreement are deleted and replaced with the following:

“1. Category 1 Customers. “Category 1 Customers” means the following entity or its successors and assigns: [***].

2. Category 2 Customers. “Category 2 Customers” means the following entities or their respective successors and assigns: [***].”

3. All previous agreements (written or oral) between the parties to add Qwest as a Category 1 Customer under the Manufacturing License Agreement is rescinded and Tellabs will not have any rights with respect to Qwest under the Manufacturing License Agreement when this Amendment takes effect and the customer definitions in the Agreements as amended, including the definitions of Category 1 Customers and Category 2 Customer set forth in Section 2 of this Amendment, supersede all previous oral and written communications regarding the customers with respect to which Tellabs has rights under the Manufacturing License Agreement and the Supply Agreement.

4. Section 1 of the Supply Agreement is amended to add the following defined terms:

“1.20 “Named Customers” means the following entities or their respective successors and assigns: [***]. The parties may add to the list of Named Customers by written agreement.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

1.21 “Registered Customers” means the following entities or their respective successors and assigns: The parties may add to the list of Registered Customers by written agreement. [***]

1.22 “Registered Occam Product” means the following subset of Occam Products: 6212 ADSL2Plus; 6214 ADSL2Plus with splitter; 6440 Optical Packet Transport; BLC 6001 Stackable Chassis; and BLC 6012 High Capacity Chassis. In addition, the BLC 6006 Medium Capacity Chassis shall be deemed a Registered Occam Product as of the date on which it is made generally available by Occam.

1.23 “Transfer Price” means the transfer price for an Occam Product set forth in Section 3(a) of Exhibit B.

1.24 “Margin” means the difference between (a) the amount collected by Tellabs from the sale of an Occam Product unit (determined in accordance with generally accepted accounting principles, consistently applied by Tellabs) (“Sale Price”) and (b) the Transfer Price paid by Tellabs to Occam for the Occam Product unit. All sales of Occam Product invoiced in a currency other than U.S. Dollars will be converted to U.S. Dollars in accordance with Tellabs’ standard practice prior to calculating the Margin on the sale of an Occam Product unit. When an Occam Product unit is sold by Tellabs in connection with or as a component of other components or products, then the computation of Margin will be based on the price charged to that same customer (or if not sold to that customer, the same class of customers) during the applicable quarter (or if not sold during the applicable quarter, the most recent quarter during which a sale occurred) for each Occam Product as separately priced.

1.25 “Margin Share” means the share of Margin to be paid by Tellabs to Occam as set forth in Section 3(b) of Exhibit B.”

5. Section 3.1 of the Supply Agreement is deleted and replaced with the following:

“3.1 Occam Products

        (a) Exclusive Customers. Tellabs may purchase Occam Products for resale to an Exclusive Customer during the applicable Exclusivity Period. Occam may not sell any Occam Product to an Exclusive Customer as set forth in the Manufacturing License Agreement. Tellabs shall provide Occam with written notice when it begins manufacturing Occam Products pursuant to the Manufacturing License Agreement. During the first three (3) months following delivery to an Exclusive Customer of an Occam Product unit manufactured by or for Tellabs pursuant to the Manufacturing License Agreement (“Date of First Manufacture”), Tellabs shall purchase directly from Occam no less than [***] of the Occam Products that it sells to Exclusive Customers. During the fourth, fifth and sixth months following the Date of First Manufacture, Tellabs shall purchase directly from Occam no less than [***] of the Occam Products that it sells to Exclusive Customers. During the seventh, eighth and ninth months following the Date of First Manufacture, Tellabs shall purchase directly from Occam no less than [***] of the Occam Products that it sells to Exclusive Customers.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

        (b) Named Customers. Tellabs may purchase Occam Products (i) for resale to any Named Customer until March 15, 2007 and, (ii) if a Named Customer purchases an Occam Product from Tellabs before March 15, 2007, then Tellabs NA may continue to sell any Occam Products to such Named Customer until March 15, 2008. Occam may not sell Occam Products directly to a Named Customer, but may sell Occam Products to third parties who resell the Occam Products to Named Customers.

        (c) Registered Customers. Tellabs may purchase Registered Occam Products (i) for resale to any Registered Customer until September 15, 2006 and, (ii) if a Registered Customer purchases a Registered Occam Product from Tellabs before September 15, 2006, then Tellabs may continue to sell any Registered Occam Products to such Registered Customer until September 15, 2007. Occam may not sell Registered Occam Products directly to a Registered Customer, but it may sell Registered Occam Products to third parties who resell the Registered Occam Products to Registered Customers.”

6. Section 7.1 of the Supply Agreement is deleted and replaced with the following:

“7.1 Price. For each Occam Product, Tellabs will pay to Occam the applicable Transfer Price in accordance with the payment terms set forth in Section 7.3(a) and the applicable Margin Share in accordance with the payment terms set forth in Section 7.3(b). Tellabs will at all times be free, in it sole discretion, to set the price that it charges to its customers for the Occam Products.”

7. Section 7.3 of the Supply Agreement is deleted and replaced with the following:

“7.3 Payment Terms

        (a) Transfer Price. Supplier will invoice Purchaser with each shipment and payment terms will be the full invoiced amount payable within thirty (30) days after the date of the invoice (i.e., net 30 payment terms) unless the invoice is disputed in accordance with Section 7.4, in which case payment will be due as specified in Section 7.4. Supplier shall not issue an invoice until the date on which the related Products are shipped, except that in the event that shipment is delayed solely due to the acts or omissions of Purchaser, Supplier may issue such invoice as of the originally scheduled date of shipment if Supplier was ready, willing, and able to ship the Products as of the originally scheduled date.

        (b) Margin Share. No later than thirty (30) days after the end of each calendar quarter during the term of this Agreement, Tellabs will deliver to Occam a written report of the Margin collected during the calendar quarter and a calculation of the Margin Share to be paid by Tellabs to Occam, along with payment of the Margin Share due to Occam for such quarter. During the term of this Agreement and for three (3) years thereafter, Tellabs will keep current, complete, and accurate records regarding the calculation of Margin and Margin Share under this Agreement. Upon not less than five (5) business days prior written notice from Occam, and not more frequently than once per calendar year, Tellabs will provide such materials, to the extent necessary or useful to Occam to verify that Tellabs has paid the correct Margin Share under this Agreement.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

If requested by Occam, an officer of Tellabs shall certify in writing that the materials provided to Occam are current, complete, and accurate.”

8. Section 3 of Exhibit B (Product Prices) of the Supply Agreement is deleted and replaced with the following:

“3. Occam Products.

        (a) Transfer Price. The Transfer Price for each Occam Product unit to be paid by Tellabs to Occam is set forth in the table below, which table may be amended by the parties by written agreement:”

	Product	Price

6001	Stackable Chassis: capacity for single blade, 1RU	[***]

6012	High Capacity RT Chassis for 12 blades, 12RU	[***]

6212	ADSL2Plus 48 ports, 4 1GbE, 6 10/100/1000TX	[***]

6214	ADSL w Splitter	[***]

6252	ADSL2Plus 48 ports and Lifeline POTS, 4 1GbE, 6 10/100/1000TX	[***]

6440	Optical Transport: 4 1GbE, 6 10/100/1000TX, 8 T1	[***]

6640	Subscriber Truck Gateway: 8 T1 TR-08/GR-303, 4 1GbE, 6 10/100/1000TX 6012 + 2x6640	[***] [***]

6150	Lifeline PTOS 48 POTS ports, 4 1GbE, 6 10/100/1000TX, 4 T1 ports	[***]

6151	Lifeline PTOS 48 POTS ports, 2 10/100Base TX	[***]

6152	Lifeline PTOS 48 POTS ports, 4 1GbE, 6 10/100/1000TX	[***]

(b) Margin Share. The share of Margin for each Occam Product unit to be paid by Tellabs to Occam will be calculated in accordance with the formulas set forth in the table below Sale Price is defined in Section 1.24.

Customer	Calculation of Margin Share Payable to Occam
[***]	[***]
[***]	[***]	”

9. Section 5.2 of the Supply Agreement is amended to add the following sentence to the end of the existing Section 5.2:

“Subject to Section 5.4 (NC/NR and Long Lead Time Component Parts), Occam will establish a lead-time of [***] for each Occam Product. Tellabs will use reasonable efforts to place Orders in advance of the required lead-time for an Occam Product.”

10. Section 10 of the Supply Agreement is renamed “TECHNICAL SUPPORT, IPTV SOLUTION DEVELOPMENT, SALES SUPPORT, AND TRAINING” and is amended to add the following sections to the end of the existing Section 10:

“10.3 Sales Support. Occam shall provide sales support as to Exclusive Customers and Named Customers, including but not limited to lab support, test plans, and assisting Tellabs’ Sales Systems Engineers (SSEs), as mutually agreed by the parties in writing.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

10.4 Training. Occam shall provide Occam Product training free of charge to Tellabs’ IOC Sales team for one and one-half (1.5) days, and to Tellabs’ NOC personnel for five (5) days, on such dates and at such locations as mutually agreed by the parties in writing.”

11. All other terms and conditions in the referenced Agreements shall remain the same.

12. The terms and conditions of the Manufacturing License Agreement, as amended by Amendment One, and the Supply Agreement, each as amendment by this Amendment Two, represent the final and complete expression of the agreement between the respective parties regarding the subject matter of the two Agreements and the Agreements supersede all previous oral and written communications regarding these matters, all of which are merged into the Agreements.

Signature Page Follows

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Two to be executed by their duly authorized representatives.

Tellabs Petaluma, Inc.	Occam Networks, Inc.

Signature	Signature

Printed Name	Printed Name

Title	Title

Date	Date

Tellabs North America, Inc.

Signature

Printed Name

Title

Date

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.